Exhibit 10.25

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

SECOND AMENDMENT TO APG1252 LICENSE AGREEMENT

This Amendment (the “Second Amendment”), dated as of November 19, 2019 (the “Second Amendment Effective Date”) is made by and between Ascentage Pharma Group Corp. Ltd., a Hong Kong corporation (“Ascentage”), with a business address at 11/F, AXA CENTRE, Gloucester Road, Wanchai, Hong Kong, and Unity Biotechnology, Inc., a Delaware corporation (“Unity”), with a business address at 3280 Bayshore Blvd, Suite 100, Brisbane, California 95002.  Ascentage and Unity are sometimes referred to herein as individually as a “Party” and collectively as the “Parties”.

BACKGROUND

Ascentage and Unity are parties to that certain APG1252 License Agreement dated February 2, 2016, which was amended by a First Amendment dated March 28, 2018 (as amended, the “1252 License Agreement”) pursuant to which Ascentage granted Unity exclusive rights to a BCL Compound known as APG-1252 for the prophylaxis and treatment of, and palliation of symptoms associated with, age related indications other than Oncology Indications.

The Parties now wish to further amend the 1252 License Agreement.  Except as expressly modified hereby, the 1252 License Agreement shall continue in full force according to its terms.

NOW, THEREFORE, for and in consideration of the covenants, conditions and undertakings hereinafter set forth, it is agreed by and between the Parties as follows:

AGREEMENT

1.Diligence Milestone.  The time period associated with the first milestone set forth in the table in Section 3.2 (“[***]”) shall be amended to read as set forth below (amended text set is forth in italics):

Milestone	Time Period
1. [***]	[***]
2. [***]	Within [***] ([***]) [***] of the Effective Date
3. [***]	Within [***] ([***]) [***] of the Effective Date
4. [***]	Within [***] ([***]) [***] of the Effective Date

2.Miscellaneous.  This Amendment shall inure to the benefit of and be binding upon the parties and their respective heirs, successors, trustees, transferees and assigns.  In the event of a conflict between the provisions of this Amendment and the provisions of the Library Agreement, the provisions of this Amendment shall control.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their authorized representatives and delivered in duplicate originals as of the Second Amendment Effective Date.

Ascentage Pharma Group CORP. LTD.UNITY BIOTECHNOLOGY, INC.

By:/s/ Dajun Yang, MD, PhDBy: /s/ Keith Leonard

Name: Dajun Yang, MD, PhDName:  Keith Leonard

Title:  Chief Executive OfficerTitle:  Chief Executive Officer